Exhibit 99.2

LifeMD Announces Launch of Public Offering of 1,400,000 Shares of Preferred Stock

NEW YORK, September 28, 2021 — LifeMD, Inc. (“the Company”) (NASDAQ: LFMD), a rapidly growing direct-to-patient telehealth company today announced it has commenced an underwritten registered public offering of 1,400,000 shares of its Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), total liquidation preference of $35,000,000. In connection with this offering, the Company expects to grant the underwriters a 30-day option to purchase 210,000 additional shares of Series A Preferred Stock at the public offering price, less underwriting discounts and commissions.

The Company expects to use the net proceeds of this offering to fund the segregated dividend account and to repay a portion of certain indebtedness, and the remaining net proceeds for general corporate purposes including, but not limited to, funding future acquisitions.

B. Riley Securities, Inc., Ladenburg Thalmann & Co. Inc., Colliers Securities LLC and EF Hutton, division of Benchmark Investments, LLC are acting as book-running managers for the offering. Aegis Capital Corp., The Benchmark Company, LLC, Boenning & Scattergood, Inc., Chapin Davis Investments and B.C. Ziegler & Company will be acting as co-managers.

This offering is being made pursuant to an effective shelf registration statement on Form S-3 (No. 333-256911) and preliminary prospectus supplement filed with the U.S. Securities and Exchange Commission (the “SEC”). The preliminary prospectus supplement relating to the offering will be available on the SEC’s website located at http://www.sec.gov. Copies of the preliminary prospectus supplement and the accompanying prospectus, when available, may also be obtained from B. Riley Securities, Inc. You should direct any requests to B. Riley Securities, Inc., Attention: Prospectus Department, 1300 17th Street North, Suite 1300, Arlington, Virginia 22209, by telephone at (703) 312-9580 or by email at prospectuses@brileyfin.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities being offered, nor shall there be any sale of the securities being offered in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About LifeMD

LifeMD, Inc. is a rapidly growing direct-to-patient, telehealth company, offering cash-pay virtual medical care across all 50 states. LifeMD’s telemedicine platform enables virtual access to affordable and convenient medical treatment from licensed providers and, when appropriate, prescription medications and over-the-counter products delivered directly to the patient’s home. To learn more, visit www.LifeMD.com

Cautionary Note Regarding Forward Looking Statements

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things our plans, strategies and prospects — both business and financial. While we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Many of the forward-looking statements contained in this news release may be identified by the use of forward-looking words such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” and “potential,” among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this news release include market conditions and those set forth in reports or documents that we file from time to time with the SEC, including the Risk Factors contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements in this release and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. Unless otherwise required by law, the Company expressly disclaims any obligation to update publicly any forward-looking statements, whether as result of new information, future events or otherwise, except as required by law. All forward-looking statements attributable to LifeMD, Inc. or a person acting on its behalf are expressly qualified in their entirety by this cautionary language.

Company Contact

LifeMD, Inc.

Marc Benathen, CFO

Email Contact

Investor Relations Contact

Ashley Robinson

LifeSci Advisors, LLC

arr@lifesciadvisors.com